Exhibit 10.1

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITY NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

NANOMIX, INC.

10% PROMISSORY NOTE

$500,000.00	April 30, 2021

FOR VALUE RECEIVED, Nanomix, Inc., a California corporation (the “Company”), promises to pay to the order of Boston Therapeutics, Inc. a Delaware corporation (“Maker”), and its successors and permitted assigns (the “Holder”), the principal sum of $500,000.00, in accordance with the terms hereof, and to pay interest on the principal sum outstanding, at the rate of ten percent (10%) per annum, compounded annually. This Note is secured. The Company hereby acknowledges receipt of such principal sum.

The following is a statement of the rights of the Holder of this Note and the terms and conditions to which this Note is subject, and to which the Holder, by acceptance of this Note, agrees:

1.                   PRINCIPAL REPAYMENT.

(a)                This Note and any accrued interest hereunder will become due and payable in accordance with the terms hereof upon the earlier of (i) the failure to consummate the transactions contemplated by that certain agreement and plan of merger (the “Merger Agreement”), dated as of February 2, 2021, by and between the Company and the Maker, (ii) the termination of the Merger Agreement and (iii) June 11, 2021 (such earlier date, the “Maturity Date”); provided, however, that upon the consummation of a Business Combination between the Company and/or its affiliates and the Maker in accordance with the terms of the Merger Agreement, the outstanding principal amount of this Note and all accrued and unpaid interest thereon shall be assumed by the Maker and become payable upon demand upon five days prior written notice from the Holder.

(b)                For the purposes of this Note, the following terms shall have the respective meanings provided in this Section (b):

(i)                 “Business Combination” shall mean the: (A) merger of the Company with any Person in which the stockholders of the Company (if considered a group) immediately prior to such transaction do not continue to control, directly or indirectly, more than fifty percent (50%) of the voting securities of the surviving Person in such transaction and have a right to at least more than fifty percent (50%) of the aggregate economic rights of distributions or dividends to holders of securities of such surviving Person and any Person that Controls such surviving Person; (B) the sale of all or substantially all of the assets of the Company, including any sale by license, contract or similar arrangement, in one or a series of related transactions; (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of common stock of the Company are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of its common stock or any compulsory share exchange pursuant to which the common stock of the Company is effectively converted into or exchanged for other securities, cash or property.

(ii)               “Control” shall mean power and authority of a specified Person to control the business and affairs of any other specified Person.

(iii)             “Person” shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

2.                   INTEREST. The Holder of this Note is entitled to receive interest at an annual interest rate of ten percent (10%), compounded annually, of the outstanding principal amount of this Note; provided, however, that during any Event of Default (as defined below) under this Note the interest rate shall increase to fifteen percent (15%) per annum, compounded annually. Interest on the outstanding principal balance of this Note shall be computed on the basis of the actual number of days elapsed and a 365-day year. Accrual of the interest on the outstanding principal amount shall commence on the date hereof and shall continue until the earlier of (a) the date on which all of the obligations of this Note have been paid in full and (b) the Closing. Subject to the proviso in Section 1(a), all accrued and unpaid interest on the outstanding balance of this Note shall be paid on the Maturity Date.

3.                   AFFIRMATIVE AND NEGATIVE COVENANTS OF THE COMPANY. The Company hereby covenants to the Holder as follows:

(a)                Event of Default. Within five (5) business days of any officer of the Company obtaining knowledge of any Event of Default (as defined in Section 4 hereof), if such Event of Default is then continuing, the Company shall furnish to the Holder a written notice setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto.

(b)                Performance. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of the provisions of this Note.

(c)                Use of Proceeds. The proceeds of the loan represented by this Note shall be used by the Company only for the payment of operating expenses that are incurred by the Company in connection with its ordinary course of business, and expenses incurred in connection with the transactions contemplated by the Merger Agreement.

(d)                Indebtedness. For so long as any portion of this Note remains outstanding, the Company shall not have the right to enter into any other debt financings or secure any other debt instruments using the Collateral without the prior written approval and authorization of the Holder. Notwithstanding the foregoing, the Company shall not be prohibited from entering into contracts related to the normal course of trade or other standard business operations.

4.                   EVENTS OF DEFAULT. This Note shall become immediately due and payable at the option of the Holder, upon any one or more of the following events or occurrences (“Events of Default”):

(a)                if any portion of this Note is not paid when due;

(b)               if the Company defaults in the observance or performance of any other material term, agreement, covenant or condition of this Note and the Company fails to remedy such default within fifteen (15) days after the date of such default, or, if such default is of such a nature that it cannot with due diligence be cured within said fifteen (15) day period, if the Company fails, within said fifteen (15) days, to commence all steps necessary to cure such default, and fails to complete such cure within thirty (30) days after the end of such fifteen (15) day period;

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(c)                if any final judgment for the payment of money is rendered against the Company and the Company does not discharge the same or cause it to be discharged or vacated within ninety (90) days from the entry thereof, or does not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and does not secure a stay of execution pending such appeal within ninety (90) days after the entry thereof or if there is an acceleration of the obligations by any of the holders of the existing indebtedness for borrowed money of the Company and the Company does not satisfy such obligations or stay such acceleration within thirty (30) days;

(d)                if the Company makes an assignment for the benefit of creditors or if the Company generally does not pay its debts as they become due; or

(e)                if a receiver, liquidator or trustee of the Company is appointed or if the Company is adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, is filed by or against, consented to, or acquiesced in, by the Company or if any proceeding for the dissolution or liquidation of the Company is instituted; however, if such appointment, adjudication, petition or proceeding is involuntary and is not consented to by the Company, upon the same not being discharged, stayed or dismissed within sixty (60) days.

5.                   USURY. In no event shall the amount of interest paid or agreed to be paid hereunder exceed the highest lawful rate permissible under applicable law. Any excess amount of deemed interest shall be null and void and shall not interfere with or affect the Company’s obligation to repay the principal of and interest on this Note.

6.                   MUTILATED, DESTROYED, LOST OR STOLEN NOTE. In case this Note shall become mutilated or defaced, or be destroyed, lost or stolen, the Company shall execute and deliver a new note of like principal amount in exchange and substitution for the mutilated or defaced Note, or in lieu of and in substitution for the destroyed, lost or stolen Note. In the case of a mutilated or defaced Note, the Holder shall surrender such Note to the Company. In the case of any destroyed, lost or stolen Note, the Holder shall furnish to the Company: (a) evidence to its satisfaction of the destruction, loss or theft of such Note and (b) such security or indemnity as may be reasonably required by the Company to hold the Company harmless.

7.                   WAIVER OF DEMAND, PRESENTMENT, ETC.

(a)                The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

(b)                No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

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8.                   PAYMENT.

(a)                Except as otherwise provided for herein, all payments with respect to this Note shall be made in lawful currency of the United States of America by check or wire transfer of immediately available funds, at the option of the Holder, at the principal office of the Holder or such other place or places or designated accounts as may be reasonably specified by the Holder of this Note in a written notice to the Company at least three (3) business days prior to payment. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.

(b)	This Note may be prepaid in full, but not in part, without payment of additional fee or penalty.

9.                   ASSIGNMENT. The obligations of the Company under this Note shall be binding upon, its successors or assigns. Neither the Company nor the Holder may assign any rights, duties or obligations hereunder unless the other party shall have given its prior written consent; provided, however, that this Note may be assigned, conveyed or transferred without the prior written consent of the Company to any affiliate of Holder.

10.               WAIVER AND AMENDMENT. ANY PROVISION OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, THE MATURITY DATE HEREOF, AND THE OBSERVANCE OF ANY TERM HEREOF, MAY BE AMENDED, WAIVED OR MODIFIED (EITHER GENERALLY OR IN A PARTICULAR INSTANCE AND EITHER RETROACTIVELY OR PROSPECTIVELY) ONLY WITH THE WRITTEN CONSENT OF THE COMPANY AND THE HOLDER.

11.               NOTICES. All notices required or permitted to be given to a party pursuant to this Note will be in writing and will be effective and deemed to provide such party sufficient notice under this Note on the earliest of the following: (i) at the time of personal delivery, if delivered in person; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day; (iii) one (1) Business Day after deposit with an express overnight courier for United States deliveries, or three (3) Business Days after deposit with an international express air courier for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) four (4) Business Days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address indicated for such party on the signature page hereto or at such other address as any party may designate by giving ten (10) days’ advance written notice to all other parties.

12.               GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.

(a)                THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

(b)                THE COMPANY HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE OF NEW YORK OR UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE. THE COMPANY IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. THE COMPANY FURTHER AGREES THAT SERVICE OF PROCESS UPON IT MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE COMPANY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT THE HOLDER’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE COMPANY AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

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(c)                THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE.

13.            SEVERABILITY. If one or more provisions of this Note are held to be unenforceable under applicable law, such provisions shall be excluded from this Note, and the balance of this Note shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

14.               HEADINGS. Section headings in this Note are for convenience only, and shall not be used in the construction of this Note.

15.               COSTS OF COLLECTION. The Company shall pay all reasonable and documented attorney fees, and all other reasonable and documented fees and disbursements of the Holder that are incurred to enforce the terms and conditions of this Note or to defend any action by Holder or any of its affiliates asserted by or on behalf of the Company.

16.            SECURITY AGREEMENT. The Company hereby grants, pledges and collaterally assigns to Holder and hereby grants to Holder a security interest in, all of the Company’s right, title and interest in and to the Collateral, whether now or hereafter existing, and whether now owned or hereafter acquired, to secure the Obligations. The Company hereby agrees to execute and deliver, from time to time, any and all further, or other, security agreements, pledge agreements, control agreements, mortgages or other instruments, and to perform such acts, as Investor may reasonably request and are necessary in the opinion of the Company’s counsel to effect the transactions contemplated by this Note and to provide to Holder the benefits of all rights, authorities and remedies conferred upon Holder by the terms of this Note, and/or in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Holder to exercise and enforce the rights and remedies hereunder with respect to the Collateral. The Company agrees to furnish any such information for such foregoing purposes to Investor on its own behalf and on behalf of Holder promptly upon reasonable request. This paragraph is referred to herein as the “Security Agreement”. For purposes hereunder, “Collateral” means all personal property of the Company, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith.

17.            COUNTERPARTS. This Note may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first stated above.

NANOMIX, INC.

By:
Name: David Ludvigson Title: President & CEO

Address: 5900 Hollis St, Suite P, Emeryville, CA 94608

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST STATED ABOVE:
BOSTON THERAPEUTICS, INC.

Name:
Title:

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